UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2011
Date of Report (date of Earliest Event Reported)

HEALTHMED SERVICES LTD.
(Exact name of Registrant as specified in charter)

NEVADA	333-152439	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Oakmead, #210, Sunnyvale, CA 94085
(Address of principal executive offices and zip code)

(866) 428-5689
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICER

On January 17, 2011, HealthMed Services Ltd. (the “Company”) received the resignation of William B. Morland as the Company’s Chief Executive Officer and President, and as a member of the Company’s Board of Directors, which resignation was effective on that date.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHMED SERVICES LTD

Date: January 19, 2011	By:	/s/ Dale Paisley
Name: Dale Paisley
Title: Chief Financial Officer